SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2013

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Greenway Medical Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Commission File Number: 001-35413

Delaware		58-2412516
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

100 Greenway Boulevard
Carrollton, GA 30117
(Address of principal executive offices, including zip code)

(770) 836-3100
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 19, 2013, Greenway Medical Technologies, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year 2013, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press Release dated August 19, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenway Medical Technologies, Inc.

Date:	August 19, 2013	By:	/s/ William G. Esslinger, Jr.
William G. Esslinger, Jr.
Vice President, General Counsel and
Secretary